March 17, 2026 Cleansing Materials

Disclaimer

Confidentiality

This confidential presentation (together with the information set forth herein and any oral statements made in connection herewith, the "Presentation") is being delivered to you by New Fortress Energy Inc. and certain of its subsidiaries (collectively, the "Company") in connection with the evaluation of a potential financing transaction involving the Company. This Presentation constitutes "Confidential Information", as such term is defined in the nondisclosure agreement between the recipient and the Company, and shall be used and maintained strictly in accordance with the terms of such nondisclosure agreement. This Presentation is provided for informational purposes only and does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment, or other product. This Presentation does not create any obligation of any party to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a potential transaction will exist and none of the Company nor any other party will be under any legal obligation with respect to a potential transaction.

Information

This Presentation does not purport to contain all of the information that may be required to evaluate a possible decision to participate in the financing transaction with respect to the Company; is not intended to address the specific investment objectives, financial situations, or financial needs of any particular person; and is not intended to form the basis of any such decision by the recipient or its clients. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, as to the accuracy or completeness of the information in this Presentation or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a potential transaction. No responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto or for possible loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The information contained in this Presentation is provided as of the date hereof and is subject to updating, completion, revision, amendment, verification, correction, and other changes, which could be material. The Company disclaims any duty to update the information contained in this Presentation.

Forward-looking Statements

This Presentation contains certain statements and information that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Presentation other than statements of historical information are forward-looking statements that involve known and unknown risks and relate to future events, the Company's future financial performance, or the Company's projected business results. You can identify these forward-looking statements by the use of forward-looking words such as "expects," "may," "will," "can," "could," "should," "predicts," "intends," "plans," "estimates," "anticipates," "believes," "schedules," "progress," "targets," "budgets," "outlook," "trends," "forecasts," "projects," "guidance," "focus," "on track," "goals," "objectives," "strategies," "opportunities," "poised," or the negative version of those words or other comparable words. These forward-looking statements are based upon current information and involve a number of risks, uncertainties, and other factors, many of which are outside of the Company's control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to, those factors that are described in "Forward-Looking Statements" in the Company's most recent earnings release or SEC filings and the other important factors that are described in "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, as updated in the Company's Quarterly Reports on Form 10-Q, all of which should be carefully reviewed and considered. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the Company's forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement only speaks only as of the date on which it is made, and the Company undertakes no duty to update or revise any forward-looking statements, even though the Company's situation may change in the future or the Company may become aware of new or updated information relating to such forward-looking statements.

2

Liquidity update Note: Excludes restricted cash, trapped cash, and cash in Brazil(1) As of 3/12/20262 CoreCo and BrazilCo restricted cash balance of $34.2mm and $54.2mm, respectively as of 3/6/2026. BrazilCo unrestricted cash balance of $59.6mm as of 3/6/20263 Includes $87mm of FEMA pro eeds in t e week of April 184 12/31/2025 c sh balance was $226mm Note: Excludes restricted cash, trapped cash, and cash in Brazil (1) As of 3/12/2026 (2) CoreCo and BrazilCo restricted cash balance of $34.2mm and $54.2mm, respectively as of 3/6/2026. BrazilCo unrestricted cash balance of $59.6mm as of 3/6/2026 (3) Includes $87mm of FEMA proceeds in the week of April 18 (4) 12/31/2025 cash balance was $226mm $38 $58 $53 $59 $143 $89 $129 $141 $133 $117 $116 $113 $89 - $50 $100 $150 $200 $250 $300 Mar-21 Mar-28 Apr-04 Apr-11 Apr-18 Apr-25 May-02 May-09 May-16 May-23 May-30 Jun-06 Jun-13 13 -Week Cash Flow Forecast (1)(2)(3)(4) ($mm) 3

Cash bridge and guidance

$ in mm

2Q 2025 - 3Q 2025 Cash Bridge

6/30/2025 Cash Balance[1]	$551
(+) 3Q25 AEBITDA	30
(-) 3rd Party Ship Marin / Charter Payments	(58)
(-) Unfinanced Capex[2]	(53)
(-) Cash Taxes	(18)
(-) Debt Service	(94)
(-) Repayment of Borrowings	(136)
(+/-) Working Capital / Other[3]	(77)
9/30/2025 Cash Balance[1]	$145

3Q25 Actuals

	3Q25
AEBITDA	$30
Unfinanced Capex	$53
Core SG&A	$42

$ in mm

3Q 2025 - 4Q 2025 Cash Bridge

9/30/2025 Cash Balance[1]	$145
(+) 4Q25 AEBITDA	98
(+) Energos Sale	116
(-) 3rd Party Ship Margin / Charter Payments	(41)
(-) Unfinanced Capex	(42)
(-) Cash Taxes	(14)
(-) Debt Service	(9)
(-) Repayment of Borrowings	(3)
(+/-) Working Capital / Other[4]	(23)
12/31/2025 Cash Balance[1]	$226

4Q25 Guidance

	4Q25
AEBITDA	$98
Unfinanced Capex	$42
Core SG&A[5]	$53

(1) Cash balances reflect unrestricted cash
(2) Included in the $53mm unfinanced capex, $10mm is from the FLNG1 outage that was capitalized due to improvements/enhancements of the asset, $7mm on FLNG2-4 projects (procurement), $9mm on Nicaragua project (civil), and $6mm on vessels (yard work and modifications)
(3) Includes $59mm working capital drag for Barcarena power hedge receipts recognized in Q3 AEBITDA
(4) Includes $30mm receipt of shell collateral held in escrow as part of Jamaica sale and $39mm of professional fees
(5) Total SG&A for Q4 2025 was $115mm. FY'25 CoreCo cash SG&A was $163mm

4

Simplified organizational overview and intercompany relationships



New Fortress Energy Inc.
(Nasdaq: NFE)
FLNG
Common Collateral(1) / Guarantors
Puerto Rico
Mexico
Nicaragua
NFE North Trading
Other
Brazil
Vessels
A
$
C
C
C
LNG
$
B
$
LNG
LNG
C
D
Energos vessel Celsius leased directly to Brazil; other leased vessels generally subject to intercompany sub-charters
Sub-charters to third parties for selected leased vessels
Charters from third parties (Energos + others)

Commentary

A FLNG supplies LNG to NFE North Trading

B NFE North Trading sources LNG from FLNG and third parties

C NFE North Trading supplies LNG to the various downstream assets (in addition to cargo sales)

D Vessels include:
2 FSRUs(2), 2 FSUs, and 2 LNGCs chartered from Energos
1 LNGC (not chartered from Energos)(3), 1 crewboat, and 4 tugboats
4 OSVs (NFE owned)

(1) Common collateral' refers to substantially all assets of NFE and its wholly owned subsidiaries (excluding Qualified Liquefaction Facilities and other excluded assets); common collateral excludes FLNG1, FLNG2, the assets of Brazil Parent and Unsub, and the Pennsylvania real property
(2) Four FSRUs (Eskimo, Winter, Freeze, and Igloo) were monetized in November 2025
(3) Two LNGCs were returned in 2026

5

Overview of collateral positions today

($mm's)

New Fortress Energy Inc. (Nasdaq: NFE)

RCF, LCF, and TL A also have lien on cash accounts at NFE and common collateral guarantors

FLNG

FLNG 1

(1)
- R-1 RCF: $100
- R-2 RCF[1]: $560
- TL B: $1,266

FLNG 2

(1)
- R-1 RCF: $100
- R-2 RCF[1]: $560
- TL B: $1,266
- TL A: $295

PA Land

(1)
- New 2029 Notes: $2,730

Common Collateral / Guarantors

(1)
- R-1 RCF: $100
- R-2 RCF[1]: $560
- TL B: $1,266
- TL A: $295
- New 2029 Notes: $2,462 (via intercompany loans)[2]
- Legacy 2026 Notes: $511
- Legacy 2029 Notes: $237

Brazil

(1)
- PortoCem Debentures[3]: $978
- Brazil Financing Notes (Lumina)[3]: $411
- BNDES Term Loan[3]: $419

(2)
- Net Intercompany Balances[4]: $151

(3)
- New 2029 Notes: $2,730
- R-2 RCF, TL A[5]: Up to $200

(1) First Priority (2) Second Priority (3) Third Priority

Note: Balances shown in the above are as of 3/31/2026 (unless otherwise noted); above also excludes LC Facility which generally benefits from same guarantee and collateral package as RCFs. Company has $235mm of outstanding LC exposure ($31mm related to LNG cargos, $66mm related to FLNG1, $70mm related to Brazil, and remainder related to financial / credit support)

(1) Shows R-2 RCF's funded debt balance, excludes $70mm of LCs issued under the R-2 RCF

(2) The R-2 RCF and TL A indirectly share in intercompany loan claim on CoreCo through up to $200mm claim on intercompany loans

(3) Includes principal balance and accrued PIK interest, if any

(4) The net intercompany balances consist of intercompany payables and promissory notes between Brazil and Non-Brazil entities as of November 30, 2025; this net intercompany balance is a different obligation from the Intercompany Loans put in place as part of the Q4 2024 transactions

(5) R-2 RCF, and TL A have junior priority lien after their $200mm pari claim on Brazil collateral

6

Vessel overview

Category	Name	Owner / Disponent Owner	Current Use	NFE Charter Term
FSRUs / FSUs	Igloo ★	Energos	Returned	Aug '42
FSRUs / FSUs	Eskimo ★	Energos	Returned	Aug '42
FSRUs / FSUs	Winter ★	Energos	Returned	Aug '39
FSRUs / FSUs	Freeze ★	Energos	Returned	Aug '32
FSRUs / FSUs	NR Satu[1]	Energos	Third-Party Charter (PTNR)	-
FSRUs / FSUs	Celsius	Energos	Barcarena FSRU	Aug'42
FSRUs / FSUs	Penguin	Energos	FLNG 1 FSU	Aug'42
FSRUs / FSUs	Grand	Energos	La Paz FSU	Aug'42
Transport	Orion Sea	JP Morgan	Returned	Jan '29
Transport	Energy Endurance	Alpha Gas	Pacific Transport	Jan '34
Transport	GasLog Singapore	GasLog	Returned	Apr '30
Transport	Princess	Energos	PR Transport	Aug'42
Transport	Maria	Energos	PR Transport	Aug'42

NFE expected all in vessel costs of $588k per day at the beginning of 2026. Through strategic renegotiations, including charter rate reductions and outright return of nonessential vessels, NFE expects it can reduce all in vessel costs to a run-rate of $393k per day

★ Sub charters monetized, and stub period removed

**Table excludes chartered OSVs, crewboats, tugboats and support vessels which are assumed to be maintained as-is at CoreCo
Note: One counterparty agreed to defer ~$32mm of payment previously scheduled for the earlier of the post-effective date or July 2026
(1) NFE charters through December 2027 at the rate indicated, the Vessel is currently chartered out by Energos directly to third party PTNR through December 2027 (end of Vessel's useful life). The charter rate paid by PTNR to Energos is $81k/day (excl. shipping cost) which is recorded by NFE as a pass-through due to the failed sale-leaseback treatment

7

Collateral mapping

	Collateral								CoreCo Claims[2]		
	PR	MX	Nica	IRE	FLNG1	FLNG2	Brazil / Hygo	PA Land	Direct Claim	Via Interco. Loans	Total Claim
R-1 Revolver	Y	Y	Y	Y	Y	Y	N	N	$104	–	**$104**
R-2 Revolver	Y	Y	Y	Y	Y	Y	1L*	N	586	114	**699**
LC Facility[1]	Y	Y	Y	Y	Y	Y	1L*	N	196	–	**196**
Term Loan B	Y	Y	Y	Y	Y	Y	N	N	1,333	–	**1,333**
Term Loan A	Y	Y	Y	Y	N	Y	1L*	N	310	60	**370**
New 2029 Senior Secured Notes	Y	Y	Y	Y	N	N	Y	Y	–	2,869	**2,869**
2026 Senior Secured Notes	Y	Y	Y	Y	N	N	N	N	528	–	**528**
2029 Senior Secured Notes	Y	Y	Y	Y	N	N	N	N	248	–	**248**

Note: Many of the Company's and its subsidiaries' contracts, including commercial agreements and debt arrangements of foreign subsidiaries, contain provisions such as events of default or other triggers that may be implicated by certain debt defaults, changes or transfers of control, assignments, or specific types of restructuring transactions

* 1st lien up to $200mm shared by RCF / LCF / TLA

(1) 20% cash collateralized

(2) Claims on CoreCo include principal and accrued interest as of 3/31/2026; intercompany claims include a contractual prepayment premium on the Series I and II Intercompany Loans at an assumed 3/31/2026 prepayment date

8

9Note: CFE gas supply agreement terms include 180k / day minimum volume commitment and $77mm / year firm transport. FLNG 1 uni t has exceeded contracted minimum volume commitments when operating at full capacity. (1) Improvements individually resulted in an approximately 5 -6% max. daily production increase – PSV upgrade was fully commissio ned in September, realizing the improvement. FLNG 1 production summary Jan-25 Feb-25 Mar-25 Apr-25 May-25 Jun-25 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Total Total Total Total Total Total Total Total Total Total Total Total Total Feedgas Volumes 6,477,243 6,220,000 6,740,000 6,512,000 6,346,000 4,139,378 3,731,316 5,922,170 6,327,804 7,036,333 6,947,322 7,258,084 6,203,064 Net Production to FSU 5,255,706 5,189,087 5,522,969 5,338,179 5,167,275 3,143,991 2,900,658 4,670,527 4,986,497 5,656,020 5,657,025 5,872,714 5,032,483 Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Daily Avg. Feedgas Volumes (Daily) 208,943 222,143 217,419 217,067 204,710 137,979 120,365 191,038 210,927 226,978 231,577 234,132 200,099 Net Production to FSU (Daily) 169,539 185,325 178,160 177,939 166,686 104,800 93,570 150,662 166,217 182,452 188,567 189,442 162,338 Fuel Gas % 8% 8% 9% 8% 9% 9% 10% 9% 9% 8% 8% 8% 8% Process Loss % 10% 8% 10% 10% 10% 15% 13% 12% 13% 11% 10% 11% 11% Jan 2025 – Jan 2026 FLNG 1 Production Summary (MMBtu) 50,000 100,000 150,000 200,000 250,000 300,000 Feedgas Volumes Net Production Jan ’25 Feb ’25 Mar ’25 Apr ’25 May ’25 Jun ’25 Jul ’25 Aug ’25 Sep ’25 Oct ’25 Nov ’25 Dec ’25 Jan ’26 January planned outage PSV Upgrade Completed (1) Meefog Upgrade Completed (1) Jan 2025 – Jan 2026: LNG Production (MMBtu) 20 40 60 80 100 FY'25 Actuals FY'25 Actuals (No Downtime) FY'26 Projection 80 74 Q1 Q4Q2 Q3 81 Aug 2025 – Jan 2026: LNG Production (MMBtu) 150,000 200,000 250,000 300,000 A u g -2 5 A u g -2 5 A u g -2 5 A u g -2 5 A u g -2 5 S e p -2 5 S e p -2 5 S e p -2 5 S e p -2 5 O c t- 2 5 O c t- 2 5 O c t- 2 5 O c t- 2 5 O c t- 2 5 N o v -2 5 N o v -2 5 N o v -2 5 N o v -2 5 D e c -2 5 D e c -2 5 D e c -2 5 D e c -2 5 J a n -2 6 J a n -2 6 J a n -2 6 J a n -2 6 J a n -2 6 Feedgas Volumes Net Production Sep ’25 Dec ’25Nov ’25Oct ’25Aug ’25 Jan ’26 20 40 60 80 Q 1 Q 2 Q 3 Q 4FY'25 Actuals FY'25 Actuals (No Downtime) FY'26 Projection Q1 Q4Q2 Q3 64 59 70 $0.46 – need to clarify this to Chris w/ Sam Jan 2025 – Jan 2026: Feedgas Volumes ( TBtu ) Aug 2025 – Jan 2026: Net Cumulative Production ( TBtu )

FLNG production cost optimization

Implementing several optimization strategies to reduce overall cost of production below target of $2.50

Average Monthly LNG Production


4.6 TBtu
5.0 TBtu
6.0 TBtu
Adder (excl. 115% Henry Hub)
$4.48
($0.38)
A
($0.10)
B
($0.10)
$3.89(1)
($0.68)
C
($0.15)
D
($0.14)
E
($0.46)
F
$2.46(2)
YTD Aug'25
Production Improvements
G&A and Labor Improvements
OSV, Marine Supplies, & FSU Usage Optimization
Sep'25 Run-Rate
Production Improvements
Maintenance & Other
Rationalization of OSV & Tugs
Feedgas Contract
Target Run-Rate

A. Lower operational downtime in Sep'25 vs. YTD Aug'25
B. Reduced need for pay-for-time third-party services
C. Planned Jan'26 upgrades result in decreased process losses (11% to 5%); ~8% of feedgas utilized for on-site facility power generation
D. Maintenance costs decrease in 2026 vs. 2025 as fixed cost initiatives are implemented and operations normalize
E. Rationalization of vessel fleet to match operational requirements and demand
F. Feedgas contract savings initiatives include:
   - Switch to feedgas index from Henry Hub to Agua Dulce, which historically trades below Henry Hub
   - Contract optimization initiatives

Note: Immaterial differences due to rounding
(1) September 2025 actual run-rate production cost was $3.89. $2.92 cost to produce was achieved in December 2025
(2) Target Run-Rate reflects Q4'26 weighted average cost to produce

10

11 Comparison of CoreCo financial forecast assumptions Total AP excluding Brazil is $624mm as of 12/31/2025, with major components broken down as: critical gas supplier (72%), FLNG 1 - 5 capex (8%), vessels (5%), and dividends (2%). Of this balance, 86% is past due Revenue / Collection Assumptions Puerto Rico Island -Wide Gas Supply Agreement • Duration: December 2025 – December 2032 (7 years), with option to extend additional 3 years • Volume: 40 Tbtu / year through June 2026, 50 Tbtu / year beginning July 2026, 70 Tbtu / year beginning January 2027, with a 40 Tbtu year take or pay commitment (1) • Pricing: 115% HH + $7.95 / MMBtu + $250 / ISO; San Juan 5 / 6 remains at 115% HH + $6.50 / MMBtu Nicaragua (2) Disnorte /Dissur Power Purchase Agreement • Duration : January 2027 – December 2051 (25 years) • Volume: 22.6 TBtu / year, 85% take -or-pay • Pricing : Capacity payments of $68 million/year + U.S. CPI inflation ($2.50/MMBtu terminal fee portion), plus energy pricing at 115% Hen ry Hub + $6.00/MMBtu Mexico CFE La Paz Natural Gas Supply Agreement • Duration : November 2024 – October 2034 (10 years) • Volume : 6.8 TBtu / year, 3.0 TBtu (~50%) take -or-pay • Pricing : 115% HH + $7.45. Take -or-pay with pricing linked to Henry Hub Cenace Merchant Power • Duration : Started August 2023 (Merchant) • Volume : 5.7 TBtu / year • Pricing : JKM + $3.50 + $2.93. Power pricing indexed to JKM; includes pass -through of logistics/terminal costs and power O&M costs Turbine Leases • $120mm per year starting October 2026 Capex Assumptions Nicaragua • $113mm of capex spend remaining in FY26 Mexico • $4mm of capex spend remaining in FY26 FLNG 1 – 5 • FLNG 1 (3): $15mm in FY26, $13mm in FY27, and $13mm FY28 • FLNG 2 -5 (4): $25mm in FY26, $24mm in FY27, $28mm in FY28 Other Assumptions Turbine Sale and Financing Transaction (5) • Effective in March 2026 for modeling purposes; Company to sell initially 9 turbines to a third party, but expected to increas e to 10 turbines for an all in price of $300mm, with use of proceeds to repay the existing financing and the outstanding amount under the existing LNG cargo financing arrangement (commi tme nt under such facility to be terminated) • NFE to lease turbines back from the third party for a 10 -year term at $305k per turbine per month, with certain inflation adjust ments and purchase rights • Third party to extend $35mm of new commitments under the LNG cargo financing arrangement upon execution of the lease; facilit y would upsize to $75mm following restructuring and, subject to the third party’s re -underwriting, up to $200mm (model assumes $200mm facility size effective June 2026) • $16mm of capex required to convert spare engine to fully functioning unit to be sold to the third party pursuant to the sale -lea seback; 10th unit is assumed to be sold in April 2026 LC Facility • LC Facility to upsize from current $196mm size to $250mm upon effectiveness of the restructuring; new facility to receive fir st priority status and eliminate 20% cash collateral requirement Note: Forecast assumptions developed as of 3/4/26. Accounts Payable Balance is $624mm as of 12/31/2025, comprised of 80.5% in opex , 14.8% in capex, and 4.7% in SG&A (1) Take -or-pay increases to up to 50 Tbtu (from the 40 Tbtu start) as other PREPA Generation Units switch to natural gas consumption in accordance to the consumption of the respective additional Generational Unit up to a cap of 50 Tbtu . For example, the Palo Seco Megagens annual consumption is 2.5 Tbtu and as such, the annual take -or-pay has recently increased to 42.5 Tbtu (2) Assumptions reflect revised proposal which would supersede existing contract in place (3) Includes maintenance capex for FY27 and FY28 (4) Historical capex figures as of 12/31/2025 – FLNG 2: $757mm, FLNG 3 -5: $680mm (5) Per signed, non -binding term sheet with the third party, to be finalized in near term

12 CoreCo financial forecast Chris needs a backup page for p12 for what’s in other Note: Forecast developed as of 3/4/26. The Company believes that it can avoid the need for incremental new CoreCo money, through certain strategic actions, the impact of which are captured in the Sales and Financings line item above, negotiations with key counterparties, and allocation of deal costs to non -CoreCo entities (1) Nicaragua contributes $85mm of annual EBITDA; assumed start date of January 2027. Adjusted EBITDA also includes $68mm, $42mm, an d $17mm from the Cheniere novation in 2026, 2027, and 2028 (2) FY26 has SG&A of $140mm (3) Reflects proceeds received from settlement with FEMA. $53 million of the FEMA settlement was received in the first quarter. The Company expects to receive the balance o f the FEMA settlement in the second quarter of 2026, but there can be no assurance on the timing that the Company will receive such payment (4) Figures are net of any VAT refunds (5) Includes charter costs for Maria, Grand, Princess. Removes third party pass through margin for the NR Satu. Treatment of Vess el P&I becomes an expense item in Adjusted EBITDA beginning in 3Q 2026 (6) As the Company contemplates separating into two separate standalone businesses, there are at least $20m of obligations and co mmi tments the Company may seek to renegotiate. NFE has settled the contracted offtake from Miami LNG of $1.1mm per month into 4Q28 (7) Other Items includes a) $12mm and $54mm of legal expense in FY26 and FY27 -29, respectively; and b) other one -time inflow / outfl ows attributable to working capital catch -up, escrow / cash collateral, transaction - related costs, and other items Quarterly Annual $ in mm Q1'26 Q2'26 Q3'26 Q4'26 FY'27 FY'28 FY'29 Gas Revenue $158 $159 $179 $188 $1,022 $998 $1,534 (+) Power Revenue 11 25 33 28 320 315 312 (+) Capacity Revenue 17 19 17 17 134 135 136 (+) Other 36 36 68 81 267 241 224 Total Revenue $223 $239 $298 $314 $1,743 $1,690 $2,206 Adjusted EBITDA (1)(2) ($39) $21 $58 $66 $451 $415 $409 (+) FEMA Claim (3) 53 87 - - - - - (-) Unfinanced Capex (30) (48) (61) (57) (37) (42) (24) (+) Sales and Financings 94 30 165 - - - - (-) Cash Tax and VAT (4) (6) (0) (4) (4) (54) (37) (37) (-) Vessel Principal & Interest (5) (16) (16) - - - - - (-) Working Capital & Other Operating Items (6) (30) 67 12 8 (73) 17 2 (-) Other Items (7) (121) (151) (48) (69) (247) (36) (27) Unlevered Free Cash Flow ($96) ($11) $122 ($56) $41 $317 $324

CoreCo 2026 – 2029E financial forecast

Revenue ($ in mm)



$1,074
$222
$70
$97
$684
$1,743
$267
$134
$320
$1,022
$1,690
$241
$135
$315
$998
$2,206
$224
$136
$312
$1,534
FY 2026E
FY 2027E
FY 2028E
FY 2029E
Gas Revenue
Power Revenue
Capacity Revenue
Other (1)

AEBITDA ($ in mm)



$106
$203
$43
($140)
$451
$405
$146
($100)
$415
$415
$99
($100)
$409
$413
$96
($100)
FY 2026E
FY 2027E
FY 2028E
FY 2029E
Ships / Other(2)
SG&A(3)(4)
Downstream

Capital Expenditures ($ in mm)



$197
$37
$42
$24
FY 2026E
FY 2027E
FY 2028E
FY 2029E

Unlevered Free Cash Flow(5) ($ in mm)



($42)
$41
$317
$324
FY 2026E
FY 2027E
FY 2028E
FY 2029E

Note: Unlevered free cash flow is pro forma for the proposed transaction; cash tax is projected at 5% to 15% of AEBITDA

(1) 'Other' inclusive of prior cargo sales (Novation), turbine lease income (company owns 10 TM 2500s), pass-through Genera revenue, and ships income

(2) 'Ships / Other' inclusive of market sales, prior cargo sales (Novation), turbine lease income (company owns 10 TM 2500s), and net ship margin

(3) SG&A is ~13% of FY26 revenue, the company has identified opportunities to reduce to ~12% of FY26 revenue

(4) FY'25 SG&A is comprised of 47% of payroll and 53% of non-payroll
FY'26 SG&A is comprised of 47% of payroll and 53% of non-payroll
FY'27 SG&A is comprised of 55% of payroll and 45% of non-payroll

(5) See page 12 for further detail on unlevered free cash flow build

13

14 CoreCo supply and demand Note: FLNG 1 production cost assumed at 115HH + $2.90 through November 2027, at which point it steps down to 115HH + $2.60 (1) Reflects company assumption that contract begins January 2027 (2) Reflects company assumption that contract begins January 2029 (3) One FLNG 1 cargo is supplied to Brazil in 2026 (3) (in TBtu) (1) (2) 2026 2027 2028 2029+ Supply FLNG1 72 75 75 75 VG Plaq - 51 51 51 VG CP2 - - - 77 Total Supply 72 126 126 203 Nicaragua Demand - (23) (23) (23) Mexico Demand (12) (13) (13) (13) Puerto Rico Demand (45) (70) (70) (70) Contracted Cargo Sales (4) - - - Brazil Demand (3) - - - Contract Demand (Excl. Boil Off) (64) (105) (105) (105) (-) Terminal Boil Off and Transport Vessel(s) (4) (5) (5) (5) Total Demand (68) (110) (110) (110) Net Position 4 16 16 92

CoreCo overview

PF CoreCo Capital Structure

	Pre-Txn							Pro Forma					
	Pre-Txn Face Value	Maturity	Rate	x 26E EBITDA	x 27E EBITDA	Interest Expense	Txn. Adj.	Pro Forma Debt	Maturity	Rate	x 26E EBITDA	x 27E EBITDA	Interest Expense
New CoreCo Term Loan[1]	–						**$528**	**$528**	**6/30/2031**	**S+612.5**			
$100mm R-1 RCF	100	4/1/2026	S+290				(100)	–					
$560mm R-2 RCF[2]	560	10/1/2027	S+390				(560)	–					
Term Loan A	295	7/19/2027	S+670				(295)	–					
Term Loan B	1,266	10/30/2028	S+550				(1,266)	–					
6.500% 2026 Senior Secured Notes	511	9/30/2026	6.50%				(511)	–					
8.750% 2029 Senior Secured Notes	237	3/15/2029	8.75%				(237)	–					
Other Debt[3][4][5]	2,770						(2,713)	58					
Total Debt[2]	**$5,739**			**54.0x**	**12.7x**	**$616**	**TBD**	**$585**			**5.5x**	**1.3x**	**$56**
Memo: 2026E AEBITDA	$106												
Memo: 2027E AEBITDA	$451												

PF CoreCo Equity Splits[6]

R-1 RCF	65%
R-2 RCF	
Term Loan A	
Term Loan B	
Legacy 2026 and 2029 Notes	
New 2029 Notes	
Existing Common Equity	35.0%
Total	**100.0%**

CoreCo Sources and Uses[9]

Sources		Uses	
Cash on the Balance Sheet[7]	$84	CoreCo Transaction Fees, Net[8]	$9
		Zero Parks Investment	8
		Cash before New Money (6/30/2026)	68
Total Sources	**$84**	**Total Uses**	**$84**

Note: Pre-transaction debt value as of 3/31/2026

(1) CoreCo Term Loan has the option to PIK for 18 months; New CoreCo Term Loan amount subject to increase depending on Equity-for-Debt Exchange participation; up to an additional $35mm in incremental New CoreCo Term Loans may be raised to meet minimum liquidity need

(2) R-2 RCF and total debt figures exclude LC facilities; current LC facility of $196mm assumed to be upsized to $250mm post-transaction

(3) Pre-txn balance includes Series I and II intercompany loans, Zero Parks loan, and Macquarie facility; post-txn balance includes Zero Parks loan and Macquarie facility

(4) Company settled with one counterparty via cash payment of up to $7.5mm

(5) Amount includes settlement with counterparty for $23mm of debt due in 2029 at a 7% rate (with optional PIK toggle for first 18 months)

(6) Equity splits are subject to dilution from MIP and a 1% common equity allocation due to a settlement with a counterparty

(7) Estimated pre-closing cash balance

(8) CoreCo allocation of transaction fees, less BrazilCo reimbursement for allocation of monthly fees and TSA

(9) Reflects the illustrative cash sources and uses at emergence, based on an illustrative 6/30/26 date

15

$157 $118 $126 $349 - $100 $200 $300 $400 16 Liquidity Forecast ($mm) PF Net Leverage 6.1x 1.5x 1.2x PF AEBITDA $106 $451 $415 CoreCo liquidity and leverage forecast Dec -26E Dec -27E Dec -28EFeb -26

17 Brazil update CELBA 2 is expected to come online in April and PortoCem is now ~90% complete • COD expected in April 2026 • 25 -year PPA with guaranteed dispatch during dry season (July – December) • Must run contract structure with capacity and energy payments • Gas supply sourced from Barcarena LNG terminal under take -or-pay terms • 3 MTPA regas capacity CELBA 2: 624 MW combined cycle power plant • COD expected August 2026 • 15 -year standby capacity PPA commencing upon COD • Contract structured for capacity payments to ensure availability for grid stability • Integration with Barcarena LNG terminal for fuel supply, with operational dispatch determined by national grid operator • 1.6 GW standby capacity PortoCem: 1.6 GW simple cycle power plant

18 Source: Ministry of Mines and Energy, Energy Research Office, BNAmericas 2026 Brazil power auctions TGS terminal positioned to win 3 GW+ in auctions as both gas supplier to existing plants & as an owner of new power projects March 2026 auctions Capacity power auctions with expected volume of 15 GW+ for new & existing power Auction date March 2026 Start of Supply: Existing Plants: 2026 – 30 New Plants: 2028 - 30 The opportunity 3+ GW existing power without firm gas supply 300 TBtu + existing baseload gas demand TGS is uniquely positioned to capture 3 GW+ TGS is the only source of flexible fuel supply in the region Over 2.0 GW of greenfield , auction ready power assets connected to the TGS terminal owned by NFE Power assets without firm gas supply TBG pipeline 225 TBtu/yr TAG pipeline 260 TBtu /yr NTS pipeline 136 TBtu /yr 485 MW 386 MW 827 MW 500 MW 250 MW 350 MW 388 MW TGS terminal Power plants without PPAs

BrazilCo financial forecast assumptions

	Gas Sales	CELBA 2 Power Plant	PortoCem
Term	• **Norsk Hydro:** 15 years • **Alubar:** 3 years	• 25 years	• 15 years
Volumes/year (TBtu)	• **Norsk Hydro:** 29.5; 90% take or pay • **Alubar:** 0.2; 80% take or pay	• Up to 32 TBtu / year; 50% guaranteed dispatch	• Up to 120 TBtu / year; 0% guaranteed dispatch • 10% assumed flexible dispatch
Pricing	• **Norsk Hydro:** Take-or-pay pricing indexed on Henry Hub plus an adder • **Alubar:** Take-or-pay pricing indexed on Henry Hub plus an adder	• Pricing components include capacity payment, escalated by IPCA, and an energy payment indexed to JKM plus an adder	• Pricing components include capacity payment, escalated by IPCA, and an energy payment indexed to JKM plus an adder, escalated by CPI

Note: The Company is evaluating several opportunities related to the upcoming power auctions, including potential tolling arrangements utilizing the TGS terminal and a to be determined third-party FSRU

19

20 BrazilCo financial forecast Significant EBITDA uplift as CELBA2 and PortoCem come online Revenue ($ in mm) $286 $318 $302 $304 $244 $232 $235 $230 $188 $397 $407 $411 - - - $58 $133 $132 $125 $58 $132 $131 $124 $834 $1,213 $1,208 $1,194 FY 2026E FY 2027E FY 2028E FY 2029E PortoCem Incremental Dispatch to 30% PortoCem Incremental Dispatch to 20% PortoCem Contracted Revenue + 10% Dispatch CELBA 2 Power Plant Gas Sales EBITDA ($ in mm) $123 $271 $266 $288 - - - $12 $27 $26 $24 $12 $26 $24 $23 $146 $324 $316 $334 FY 2026E FY 2027E FY 2028E FY 2029E PortoCem Incremental Dispatch to 30% PortoCem Incremental Dispatch to 20% Contracted EBITDA + 10% PortoCem Dispatch

21 Note: BrazilCo forecast assumes no capex spend in beyond FY26. BrazilCo forecast assumes no unfinanced capex in projection period (1) BrazilCo unlevered free cash flow represents EBITDA at 10%, 20%, & 30% PortoCem dispatch less withholding taxes, working capital adjustments, and one -time items BrazilCo financial forecast Gross Capex ($ in mm) $83 FY 2026E FY 2027E FY 2028E FY 2029E BrazilCo forecast assumes no capex spend in beyond FY26 ($13) $266 $265 $286 ($13) $26 $23 $23 ($14) $25 $22 $19 ($40) $317 $310 $328 FY 2026E FY 2027E FY 2028E FY 2029E PortoCem Incremental Dispatch to 30% PortoCem Incremental Dispatch to 20% Unlevered FCF at 10% PortoCem Dispatch Unlevered Free Cash Flow (1) ($ in mm)

22 (1) FY2026 supply is assumed to be a combination of CoreCo and a dedicated long term 3 rd party supply contract BrazilCo supply and demand (1) 2026 2027 2028 2029+ Supply 3rd Party Supply 48 58 58 58 Total Supply 48 58 58 58 Contracted Demand Barcarena - Norsk Hydro (27) (30) (30) (30) CELBA Power-Inflex (16) (16) (16) (16) Alubar (0) (0) (0) (0) PortoCem (10% Dispatch) (5) (12) (12) (12) Terminal Boil Off (1) (1) (1) (1) Total Demand (48) (58) (58) (58) Net Contracted - - - -

23 Note: Estimated pre -transaction debt value as of 3/31/2026 (1) Leverage profile does not reflect incremental funding that will be provided by holders of the New 2029 Notes (2) Maturity shown is earliest maturity of the three tranches (3) Equity splits are subject to dilution from BrazilCo MIP; allocations shown assume Term Loan A and R -2 RCF do not elect to receive pro rata share of RCF -2 / TLA BrazilCo Cash Pool BrazilCo overview PF BrazilCo Equity Splits (3) PF BrazilCo Capital Structure (1) New 2029 Notes 94.3% Term Loan A 2.0% R-2 RCF 3.7% Total 100.0% (2) Pre-Txn Pro FormaV Pre-Txn Face Value Maturity Rate Txn. Adj. Pro Forma Debt Maturity Rate Brazil Financing Notes (Lumina) $411 8/30/2029 15.00% – $411 8/30/2029 15.00% BNDES Term Loan (Celba) 419 7/15/2038 6.82 - 8.62% – 419 7/15/2038 6.82 - 8.62% PortoCem Debentures 978 9/15/2040 IPCA+915 – 978 9/15/2040 IPCA+915 12.000% 2029 Senior Secured Notes 2,730 11/15/2029 12.00% (2,730) – Other Debt – 105 105 6/30/2029 8.00% Total Brazil Debt $4,538 ($2,625) $1,913 Memo: 2026E AEBITDA $123 Memo: 2027E AEBITDA $271

BrazilCo financing notes overview

The 2029 senior secured notes issued by NFE Brazil Financing Limited (the "Brazil Financing Notes") were issued under, and are governed by, the Amended and Restated Note Purchase Agreement (the "NPA"), dated February 24, 2025, and governed by the laws of the State of New York. The Brazil Financing Notes are senior, secured obligations of NFE Brazil Financing Limited, were issued in an aggregate principal amount of $350.0 million, and bear interest at a rate of 15.0% per annum, payable quarterly in arrears on March 30, June 30, September 30, and December 30 of each year (beginning on June 30, 2025) and on the Maturity Date. Interest may be paid in kind until the "Specified Date" (which is defined as 30 months after the "Closing Date," which was February 26, 2025). The Brazil Financing Notes will mature on August 30, 2029 (the "Maturity Date"), subject to customary acceleration upon an event of default. The principal of the Brazil Financing Notes is due in full on the Maturity Date.

NFE Brazil Financing Limited may redeem some or all of the Brazil Financing Notes at any time for 100% of the principal amount of the Brazil Financing Notes being redeemed plus accrued and unpaid interest thereon. Further, upon a change of control, NFE Brazil Financing Limited is required to make an offer to redeem the Brazil Financing Notes at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon. In addition, if NFE Brazil Financing Limited has excess cash, then depending on how much of the Brazil Financing Notes have been redeemed, all or a portion of such excess cash must be used to redeem or offer to redeem the Brazil Financing Notes at a price equal to 100% of principal.

The Brazil Financing Notes are guaranteed by LNG Power Limited, NFE Power Brasil Participações S.A. ("NFE Power Brasil"), NFE Power Latam Participações e Comercio Ltda. ("NFE Power Latam"), and CELBA - Centrais Elétricas Barcarena S.A. ("CELBA I"), and are additionally supported by a separate parent guarantee from New Fortress Energy Inc. The Brazil Financing Notes are secured by first priority liens on: (a) all assets of NFE Brazil Financing Limited (including its collateral account and specified intercompany claims) and equity in NFE Brazil Financing Limited, (b) equity interests and certain credit rights of certain Brazil related subsidiaries (including equity interests in CELBA I, NFE Power Brasil and NFE Power Latam and certain credit rights of CELBA I and NFE Power Brasil), and (c) residual assets and cash flows arising from equity interests in PortoCem Geração de Energia S.A. ("PortoCem") and CELBA II - Centrais Elétricas Barcarena S.A. ("CELBA II"), in each case as further described in the NPA and related security documents.

The NPA and the related security documents provide the holders of the Brazil Financing Notes with customary protections, including consent rights and negative covenants regarding: (i) the incurrence of additional indebtedness and the granting of liens; (ii) amendments to collateral and security documents or waivers of terms thereof; (iii) asset sales, transfers, or other dispositions; (iv) restricted payments; and (v) the entry into or amendment of certain LNG purchase and sale agreements.

The NPA provides for customary events of default (subject, in certain cases, to grace and cure periods), which include, among others, events of default for non-payment, breaches of representations or covenants, insolvency events, judgments, events of loss, and acceleration or defaults of certain other indebtedness. The NPA restricts transfer of the Brazil Financing Notes to persons other than those included in the pre-approved list of buyers in the absence of a continuing event of default or the consent of NFE Brazil Financing Limited.

24